UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2019

TravelCenters of America LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33274	20-5701514
(Commission File Number)	(IRS Employer Identification No.)

24601 Center Ridge Road, Westlake, Ohio	44145
(Address of Principal Executive Offices)	(Zip Code)

440-808-9100

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported in our Current Report on Form 8-K, dated January 16, 2019, on January 16, 2019, TravelCenters of America LLC and certain of its subsidiaries, or collectively, the Company, entered into three transaction agreements, or the Transaction Agreements, with the Company’s principal landlord, Hospitality Properties Trust and certain of its subsidiaries, or collectively, HPT. Pursuant to these agreements, among other things, the Company and HPT agreed that the Company would purchase 20 travel center properties from HPT for an aggregate price of approximately $308.2 million and that they would amend their existing five leases pursuant to which the Company then leased 199 travel centers from HPT, four of which we refer to as the TA Leases and one of which we refer to as the Petro Lease, and which collectively we refer to as the HPT Leases. Defined terms used, but not defined, in this Current Report have the meanings ascribed to such terms in our Current Report on Form 8-K, dated January 16, 2019, which Form 8-K is incorporated herein by reference.

As previously reported in our Current Report on Form 8-K, dated January 23, 2019, the Company completed the first and second of the transactions contemplated by the Transaction Agreements on January 17, 2019 and January 23, 2019, respectively.

On January 29, 2019, the Company completed the third and final of the transactions contemplated by the Transaction Agreements as follows:

•                  The Company purchased three travel center properties from HPT for $29.9 million.

•                  The Company and HPT entered into a fourth amendment to TA Lease No. 1 and an eighth amendment to TA Lease No. 2, to remove the three purchased properties from those leases and reduce the aggregate minimum annual rent payable by the Company thereunder by $4.2 million.

The foregoing descriptions of the Transaction Agreements and the amended HPT Leases do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements and amendments, copies of which are filed as exhibits to our Current Reports on Form 8-K dated January 16, 2019 and January 23, 2019 and as Exhibits 10.1 through 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Information Regarding Certain Relationships

HPT is the Company’s principal landlord and largest shareholder. As of December 31, 2018, HPT owned 3.4 million of the Company’s common shares, representing approximately 8.5% of the outstanding common shares of the Company. One of the Company’s Managing Directors, Mr. Adam D. Portnoy, is also a managing trustee of HPT. Mr. Ethan S. Bornstein, Mr. Adam D. Portnoy’s brother-in-law, is an executive officer of HPT.

The RMR Group LLC, or RMR LLC, provides business management and shared services to the Company pursuant to a business management and shared services agreement and also provides business management and property management services to HPT pursuant to business and property management agreements with HPT.  As of December 31, 2018, RMR LLC owned approximately 1.5 million, or 3.7%, of the Company’s outstanding common shares. Mr. Adam D. Portnoy is the controlling shareholder of The RMR Group Inc., or RMR Inc., and serves as president, chief executive officer and a managing director of RMR Inc. The Company’s other Managing Director, Mr. Andrew J. Rebholz, who also serves as the Company’s Chief Executive Officer, Mr. Barry A. Richards, the Company’s President and Chief Operating Officer, Mr. William E. Myers II, the Company’s Executive Vice President, Chief Financial Officer and Treasurer, and Mr. Mark R. Young, the Company’s Executive Vice President and General Counsel, are officers and employees of RMR LLC. HPT’s executive officers are officers and employees of RMR LLC.

For further information about these and other such relationships and related person transactions, please see the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, or the Company’s Annual Report, the Company’s definitive Proxy Statement for the Company’s 2018 Annual Meeting of Shareholders, or the Company’s Proxy Statement, the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, or the Company’s Quarterly Report, and the Company’s other filings with the Securities and Exchange Commission, or the SEC, including Note 12 to the Consolidated Financial Statements included in the Company’s Annual Report, the sections captioned “Business”,“Management’s Discussion and Analysis of Financial Condition and Results of Operations-Related Party Transactions” and “Warning Concerning Forward Looking Statements” of the Company’s Annual Report, the section captioned “Related Party Transactions” and the information regarding the Company’s Trustees and executive officers in the Company’s Proxy Statement, Note 9 to the Condensed Consolidated Financial Statements included in the Company’s Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Related Party Transactions” and “Warning Concerning Forward Looking Statements” of the Company’s Quarterly Report. In addition, please see the section captioned “Risk Factors” of the Company’s Annual Report for a description of risks that may arise from these transactions and relationships. The Company’s filings with the SEC, including the Company’s Annual Report, the Company’s Proxy Statement and the Company’s Quarterly Report, are available at the SEC’s website at www.sec.gov. Copies of certain of the Company’s agreements with these related parties are publicly available as exhibits to the Company’s public filings with the SEC and accessible at the SEC’s website.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS REPORT CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. WHENEVER THE COMPANY USES WORDS SUCH AS “BELIEVE,” “EXPECT,” “ANTICIPATE,” “INTEND,” “PLAN,” “ESTIMATE,” “WILL,” “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, THE COMPANY IS MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY’S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THE COMPANY’S FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. AMONG OTHERS, THE FORWARD LOOKING STATEMENTS IN THIS CURRENT REPORT THAT MAY NOT OCCUR INCLUDE:

•                  STATEMENTS THAT THE COMPANY AND HPT HAVE AMENDED THEIR LEASES TO REMOVE THE THREE PROPERTIES PURCHASED FROM HPT ON JANUARY 29, 2019 AND REDUCE THE AGGREGATE MINIMUM ANNUAL RENT PAYABLE BY THE COMPANY TO HPT UNDER THE LEASES BY APPROXIMATELY $4.2 MILLION. THIS REDUCTION IN MINIMUM ANNUAL RENT MAY BE TEMPORARY AND SUBSEQUENTLY OFFSET BY INCREASES TO THE MINIMUM ANNUAL RENT PAYABLE BY THE COMPANY TO HPT AS A RESULT OF HPT’S PURCHASE OF QUALIFYING IMPROVEMENTS OR OTHER TRANSACTIONS.

THE INFORMATION CONTAINED IN THE COMPANY’S FILINGS WITH THE SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM THE COMPANY’S FORWARD LOOKING STATEMENTS. THE COMPANY’S FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, THE COMPANY DOES NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENT AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Fourth Amendment to Amended and Restated Lease Agreement No. 1, dated January 29, 2019, by and among HPT TA Properties Trust, HPT TA Properties LLC and TA Operating LLC (filed herewith)

10.2	Eighth Amendment to Amended and Restated Lease Agreement No. 2, dated January 29, 2019, by and among HPT TA Properties Trust, HPT TA Properties LLC and TA Operating LLC (filed herewith)

10.3

Third Transaction Agreement by and between Hospitality Properties Trust and TravelCenters of America LLC, dated January 16, 2019 (Incorporated by reference to Exhibit 10.2 to our Current Report on Form 8-K filed on January 16, 2019)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELCENTERS OF AMERICA LLC

Date:	January 29, 2019	By:	/s/ William E. Myers
William E. Myers
Executive Vice President, Chief Financial Officer and Treasurer